Exhibit 99.2

Supplemental Operating & Financial Data December 2019 Boonespring Healthcare Center & Rehabilitation Union, KY

SUPPLEMENTAL INFORMATION 4Q 2019 COMPANY Company Information & Leadership 3 INVESTMENTS Execution of Growth Strategy 4 Real Estate Activities Acquisitions and Loan Originations 5 Joint Ventures 6 De Novo Development 7 Expansions and Renovations 8 Lease-Up and Lease-Up History 9-10 Capital Recycling 11 PORTFOLIO Portfolio Overview 12 Portfolio Metrics 13 Portfolio Diversification Geography, MSA, Age of Portfolio 14-15 Operators 16 Maturity 17 FINANCIAL Enterprise Value 18 Debt Metrics 19 Debt Maturity 20 Financial Data Summary 21-22 Income Statement Data 23 Consolidated Balance Sheets 24 Funds from Operations 25-26 GLOSSARY Glossary 27-28 TABLE OF CONTENTS 2 FORWARD - LOOKING STATEMENTS This supplemental information contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995 . Statements that are not purely historical may be forward - looking . You can identify some of the forward - looking statements by their use of forward - looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words . Forward - looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position . A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward - looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital ; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators ; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships . For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward - looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 and in our publicly available filings with the Securities and Exchange Commission . We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP INFORMATION This supplemental information contains certain non - GAAP information including EBITDA re , adjusted EBITDA re , FFO, FFO excluding non - recurring items, FAD, FAD excluding non - recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio . A reconciliation of this non - GAAP information is provided on pages 22 , 25 and 26 of this supplemental information, and additional information is available under the “Non - GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www . LTCreit . com .

Founded in 1992, LTC Properties, Inc. (NYSE: LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC's portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com.

LTC LISTED NYSE

BOARD OF DIRECTORS

Wendy Simpson	Chairman
Boyd Hendrickson	Lead Independent Director
James Pieczynski	Nominating & Corporate Governance Committee Chairman
Devra Shapiro	Audit Committee Chairman
Timothy Triche, MD	Compensation Committee Chairman

ANALYSTS

Connor Siversky	Berenberg Capital Markets
John Kim	BMO Capital Markets Corp.
Daniel Bernstein	CapitalOne
Jordan Sadler	KeyBanc Capital Markets, Inc.
Omotayo Okusanya	Mizuho Securities USA LLC
Mike Carroll	RBC Capital Markets Corporation
Rich Anderson	SMBC Nikko Securities
Chad Vanacore	Stifel, Nicolaus & Company, Inc.
Todd Stender	Wells Fargo Securities, LLC

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

LEADERSHIP



Wendy Simpson
Chairman, Chief Executive Officer and President



Pam Kessler
Executive Vice President, CFO and Secretary



Clint Malin
Executive Vice President, Chief Investment Officer



Cece Chikhale
Senior Vice President, Controller and Treasurer



Doug Korey
Senior Vice President, Managing Director of Business Development



Peter Lyew
Vice President, Director of Taxes



Mandi Hogan
Vice President, Marketing



Gibson Satterwhite
Vice President, Asset Management



Mike Bowden
Vice President, Investments

LTC PROPERTIES, INC.
2829 Townsgate Road
Suite 350
Westlake Village, CA 91361
805-981-8655
www.LTCreit.com

TRANSFER AGENT
American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219
866-708-5586

SUPPLEMENTAL INFORMATION 4Q 2019

3

SUPPLEMENTAL INFORMATION 4Q 2019 $9 $68 $44 $12 $112 $39 $22 $28 $17 $94 $109 $245 $185 $25 $414 $142 $103 $80 $81 $14 $0 $75 $150 $225 $300 $375 $450 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Development/Expansions/Renovations Total LTC Investment $1.5 Billion in Total Investments Underwritten EXECUTION OF GROWTH STRATEGY 4 INVESTMENTS (excludes non - controlling partners’ contributions)

REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

ACQUISITIONS

DATE		# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	CONTRACTUAL INITIAL CASH YIELD	PURCHASE PRICE	ADDITIONAL COMMITMENT[(1)]
2018	5/11	1	UDP[(2)]	78 units	Medford, OR	Fields Senior Living	2018-2020	7.65%	$ 600 [(3)]	$ 17,508 [(3)]
	6/28	2	MC	88 units	Fort Worth & Frisco, TX	Koelsch Communities	2014/2015	7.25%	25,200	—
	8/30	1	ILF	89 units	Medford, OR	Fields Senior Living	1984/2005	6.75%	14,400 [(3)]	— [(3)]
		4		255 units					$ 40,200	$ 17,508
2019	1/31	1	ALF/MC	74 units	Abingdon, VA	English Meadows Senior Living	2015	7.40%	$ 16,719 [(4)]	$ —
	8/15	1	SNF[(5)]	90 beds	Kansas City, MO	Ignite Medical Resorts	2018	8.25% [(6)]	19,500	—
	8/23	1	UDP[(2)(5)]	90 beds	Independence, MO	Ignite Medical Resorts	2019-2020	9.25%	2,622	14,752
	12/31	1	ALF/MC	76 units	Auburn Hills, MI	Randall Residence	1995	7.40%	6,486	1,900 [(7)]
	12/31	1	MC	80 units	Sterling Heights, MI	Randall Residence	1997	7.40%	12,514	— [(7)]
		5		230 units / 180 beds					$ 57,841	$ 16,652
2020	1/10	1	SNF	140 beds	Longview, TX	HMG Healthcare	2014	8.50%	$ 13,500	$ —

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Annual Report on Form 10-K.
(2) See page 7 for development activities.
(3) We entered into a joint venture ("JV") to develop, purchase and own seniors housing communities. During 2018, the JV purchased land for the development of a 78-unit ALF/MC community for a total anticipated project cost of $18,108. Additionally during 2018, in a sale-leaseback transaction, the JV purchased an existing operational 89-unit ILF community adjacent to the ALF/MC community we are developing for $14,400. Upon completion of the development project, LTC's economic interest in the real estate JV will be approximately 88%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions.
(4) We entered into a JV to purchase an existing operational 74-unit ALF/MC community. The non-controlling partner contributed $919 of equity and we contributed $15,976 in cash. LTC's economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions.
(5) We acquired a 90-bed post-acute skilled nursing center in Kansas City, MO. We also acquired a parcel of land and committed to develop a 90-bed post-acute skilled nursing center in Independence, MO.
(6) Escalated by 2% in December 2019 and annually thereafter.
(7) Capital improvement commitment is available to both properties for a total of $1,900.

LOAN ORIGINATIONS

DATE		# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	LOAN TYPE	MATURITY DATE	OPERATOR	ORIGINATION	FUNDED AT ORIGINATION	STATED INTEREST RATE
2018	3/1	1	SNF	112 beds	Sterling Heights, MI [(1)]	Mortgage	Oct-2045	Prestige Healthcare	$ 9,100	$ 7,400	8.66%
	8/31	1	SNF	126 beds	Grand Haven, MI [(1)]	Mortgage	Oct-2045	Prestige Healthcare	10,125	7,125	9.41%
	10/16	1	UDP-ALF/MC/ILF	204 units	Atlanta, GA	Mezzanine	Dec-2023	Village Park Senior Living	6,828	—	12.00% [(2)]
		3		238 beds/204 units					$ 26,053	$ 14,525	
2019	6/20	2	SNF	205 beds	East Lansing, MI [(3)]	Mortgage	Jan-2045	Prestige Healthcare	$ 7,500	$ 7,500	9.41%

(1) We funded additional loan proceeds of $7,400 and $7,125 and committed to fund $1,700 and $3,000 in capital improvements, respectively, under an existing mortgage loan. The loan is secured by four SNF properties in Michigan. See page 8 for the detail of remaining commitments for expansions and renovations.
(2) Represents a mezzanine loan with a rate of 12.00% annually (8% paid in cash and 4% deferred during the first 46 months) which was originated in 4Q18 but funded in 1Q19.
(3) We funded additional loan proceeds of $7,500 under an existing mortgage loan. The incremental funding bears interest at 9.41%, fixed for two years, and escalating by 2.25% thereafter.

SUPPLEMENTAL INFORMATION 4Q 2019 INVESTMENTS 5

REAL ESTATE ACTIVITIES –JOINT VENTURES

(DOLLAR AMOUNTS IN THOUSANDS)

UNCONSOLIDATED JOINT VENTURES

COMMITMENT YEAR	LOCATION	PROPERTIES	OPERATOR	PROPERTY TYPE	INVESTMENT TYPE	MATURITY DATE	RETURN	# BEDS/ UNITS	INVESTMENT COMMITMENT	IMPAIRMENT	CARRYING VALUE
2015	Peoria & Yuma, AZ	4	Senior Lifestyle	ALF/MC/ILF	Preferred Equity	N/A	15.00% (1)	585 units	$ 24,503	$ (5,500) (1)	$ 19,003

(1) Effective second quarter of 2019, this JV was placed on cash basis due to delinquency of our preferred return. In November 2019, the JV signed a contract for the sale of the four properties comprising the JV. The contract was subject to standard due diligence and other contingencies to close, all of which were met in January 2020. Accordingly, based on the information available to us, we recorded an impairment loss from investment in unconsolidated joint ventures of $5,500 and wrote our preferred equity investment down to its estimated fair value.

CONSOLIDATED JOINT VENTURES

INVESTMENT YEAR	LOCATION	OPERATOR	PROPERTY TYPE	INVESTMENT PURPOSE	# BEDS/ UNITS	TOTAL JOINT VENTURES COMMITMENT	NON-CONTROLLING INTEREST CONTRIBUTION	LTC COMMITMENT	LTC FUNDED TO DATE	LTC REMAINING COMMITMENT(1)
2017	Cedarburg, WI	Tealwood Senior Living	ALF/MC/ILF	Owned Real Estate & Development	110 units	$ 22,517	$ 2,318	$ 20,199	$ 19,133 (2)	$ —
2017	Spartanburg, SC	Affinity Living Group	ALF	Owned Real Estate	87 units	11,660	1,241	10,419	10,419	—
					197 units	34,177	3,559	30,618	29,552	—
2018	Medford, OR	Fields Senior Living (3)	UDP	Owned Real Estate & Development	78 units	18,108	1,081	17,027	12,308	4,719
2018	Medford, OR	Fields Senior Living (3)	ILF	Owned Real Estate	89 units	14,400	2,857	11,543	11,543	—
					167 units	32,508	3,938	28,570	23,851	4,719
2019	Abingdon, VA	English Meadows Senior Living	ALF/MC	Owned Real Estate	74 units	16,895	919	15,976	15,976	—
					438 units	$ 83,580	$ 8,416	$ 75,164	$ 69,379	$ 4,719

(1) See page 7 for the development activities on a consolidated basis.
(2) In 4Q19, the construction of the senior living community in Cedarburg, WI was completed under budget.
(3) Represents a single joint venture with ownership in two properties.

SUPPLEMENTAL INFORMATION 4Q 2019 INVESTMENTS 6

REAL ESTATE ACTIVITIES – DE NOVO DEVELOPMENT

(DOLLAR AMOUNTS IN THOUSANDS)

ESTIMATED CASH RENT INCEPTION DATE	COMMITMENT YEAR	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	# BEDS/ UNITS	INVESTMENT COMMITMENT[1]	4Q19 FUNDING[2]	TOTAL CAPITALIZED INTEREST/OTHER	TOTAL PROJECT BASIS TO DATE	REMAINING COMMITMENT[3]
2Q21	2018	Medford, OR	Fields	1	ALF/MC	7.65%	78 units	$ 18,108	$ 3,716	$ 442	$ 13,831	$ 4,719
4Q20[4]	2019	Independence, MO	Ignite	1	SNF	9.25%	90 beds	17,374	1,172	52	4,158	13,268
				2			78 units / 90 beds	$ 35,482	$ 4,888	$ 494	$ 17,989	$ 17,987

(1) Includes purchase of land and initial improvement funding, if applicable, and development commitment.
(2) In addition to the 4Q19 funding detailed here, we funded $479 on a property in Union, KY that was completed in 1Q19 and funded $106 on a property in Cedarburg, WI that was completed in 2Q19. See Lease-Up and Lease-Up History on pages 9 and 10, respectively.
(3) Remaining Commitment is calculated as follows: "Investment Commitment" less "Total Project Basis" plus "Total Capitalized Interest/Other."
(4) In August 2019, we acquired a parcel of land for $2,622 and committed to develop a 90-bed post-acute skilled nursing center in Independence, MO. Completion is scheduled for the fall of 2020.





Ignite Medical Resort Blue Springs
Independence, MO

SUPPLEMENTAL INFORMATION 4Q 2019

INVESTMENTS 7

SUPPLEMENTAL INFORMATION 4Q 2019 (1) Commitment is secured by two properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each fun din g. (2) Commitment is part of the total loan commitment secured by four properties in Michigan operated by Prestige Healthcare. Inte res t payment increases upon each funding. REAL ESTATE ACTIVITIES – EXPANSIONS & RENOVATIONS (DOLLAR AMOUNTS IN THOUSANDS) MORTGAGE LOANS 8 CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 4Q19 FUNDED REMAINING YEAR TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD TO DATE COMMITMENT — (1) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 9.41% 4,500$ 122$ 4,263$ 237$ — (2) 2018 Renovation Sterling Heights, MI Prestige Healthcare 1 SNF 8.66% 1,700 41 971 729 — (2) 2018 Renovation Grand Haven, MI Prestige Healthcare 1 SNF 9.41% 3,000 221 711 2,289 4 9,200$ 384$ 5,945$ 3,255$ INCEPTION DATE COMMITMENT FUNDING INTEREST ESTIMATED INVESTMENTS Medilodge of East Lansing East Lansing, MI Medilodge of Richmond Richmond, MI

SUPPLEMENTAL INFORMATION 4Q 2019 REAL ESTATE ACTIVITIES – LEASE - UP (DOLLAR AMOUNTS IN THOUSANDS) (1) Represents date of Certificate of Occupancy. (2) Total Investment for acquisitions includes closing costs and total development costs and excludes capitalized interest. (3) As a result of Anthem’s default under its master lease in 2017, Anthem is paying annual cash rent of $9.9 million through 202 0. We receive regular financial performance updates from Anthem and continue to monitor Anthem’s performance obligations under the master lease agreement. (4) Certificate of occupancy was received in February 2019, however licensure was not received until April 2019. 9 DEVELOPMENT CONTRACTUAL DATE DATE OCCUPANCY AT COMMITMENT PROJECT # OF PROPERTY # BEDS/ INITIAL TOTAL ACQUIRED OPENED (1) 12/31/2019 YEAR TYPE LOCATION OPERATOR PROJECTS TYPE UNITS CASH YIELD INVESTMENT (2) Oct-2016 Jun-2018 71% 2016 Development Oak Lawn, IL Anthem (3) 1 MC 66 units — (3) 14,997$ Dec-2017 Feb-2019 (4) 23% 2017 Development Cedarburg, WI Tealwood 1 ALF/MC/ILF 110 units 7.50% 21,527 2 176 units 36,524$ INVESTMENTS Boonespring Healthcare Center & Rehabilitation Union, KY

REAL ESTATE ACTIVITIES – LEASE-UP HISTORY

PROPERTY	LOCATION	OPERATOR	PROPERTY TYPE	PROJECT TYPE	# BEDS/ UNITS	DATE ACQUIRED	DATE OPENED [1]	DATE STABILIZED	# OF MONTHS TO STABILIZATION
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May-2012	Jul-2013	Sep-2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep-2013	Aug-2014	Dec-2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep-2013	Dec-2014	Mar-2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec-2013	Feb-2015	Feb-2017	24
Harvester Place	Burr Ridge, IL	Anthem	MC	Development	66 units	Oct-2014	Feb-2016	Feb-2018	24
Vineyard Place	Murrieta, CA	Anthem	MC	Development	66 units	Sep-2015	Aug-2016	Aug-2018	24
Porter Place	Tinley Park, IL	Anthem	MC	Development	66 units	May-2015	Jul-2016	Jul-2018	24
Emerald Place [2]	Glenview, IL	Anthem	MC	Development	66 units	Oct-2015	Dec-2017	Dec-2019	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec-2012	Nov-2014	Jun-2016	19
Boonespring Healthcare Center [3]	Union, KY	Carespring	SNF	Development	143 beds	Sep-2016	Feb-2019	Dec-2019	10
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct-2011	Jul-2013	Aug-2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb-2015	Feb-2014	Feb-2016	24
Pavilion at Creekwood	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb-2016	Jul-2015	Feb-2017	12
Carmel Village Memory Care	Clovis, CA	Generations	MC/ILF	Acquisition	73 units	Jun-2017	Sep-2016	Jun-2018	12
Carmel Village at Clovis	Clovis, CA	Generations	ALF	Acquisition	107 units	Jun-2017	Nov-2014	Jun-2018	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec-2012	Oct-2014	Dec-2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct-2012	Oct-2013	Sep-2014	11
Oxford Villa	Wichita, KS	Oxford Senior Living	ILF	Development	108 units	May-2015	Nov-2016	Nov-2018	24
Oxford Kansas City	Kansas City, MO	Oxford Senior Living	ALF/MC	Acquisition	73 units	Oct-2017	Aug-2017	Jun-2019	22

(1) Represents date of Certificate of Occupancy.
(2) Property meets the definition of stabilized by being open for 24 months but has not yet achieved the occupancy threshold requirement of 90% for ALF. The occupancy for Glenview, IL property at December 31, 2019 was 77%.
(3) Property meets the definition of stabilized and has achieved the occupancy threshold requirement of 80% for SNF. The occupancy for Union, KY property at December 31, 2019 was 85%.

SUPPLEMENTAL INFORMATION 4Q 2019 INVESTMENTS 10

SUPPLEMENTAL INFORMATION 4Q 2019 (2) ($5) $15 $35 $55 $75 $95 $115 2000 2003 2006 2009 2012 2015 2019 Sales Gain/(Loss) (1) Reflects total sales price. (2) During 4Q19, we entered into multiple contracts to sell a majority of the properties operated by Preferred Care. The contract s a re subject to standard due diligence and contingencies to close. As a result, the certainty of completing the sales of the properties is unknown. If tho se transactions are completed successfully, some closings could occur in 1Q20 and the remainder in 2Q20. Preferred Care is currently paying monthly rent of $5 5 which we are accounting for on a cash basis. 11 Millions • Total Sales Price of $359.4 million • Total Gain of $139.5 million Since 2000: REAL ESTATE ACTIVITIES – CAPITAL RECYCLING On average, LTC has sold approximately $18 million (1) annually INVESTMENTS

SUPPLEMENTAL INFORMATION 4Q 2019 (1) Includes “cash rent,” “straight - line rent” and “amortization of lease incentives” and excludes real estate taxes reimbursement, straight - line rent write - off and rental income from properties sold during the twelve months ended December 31 , 2019 . (2) Includes “interest income from mortgage loans” and excludes interest income from mortgage loans that paid off during the twelve months ended December 31 , 2019 . (3) Includes two development projects consisting of a 78 - unit ALF/MC community in Oregon and a 90 - bed SNF center in Missouri . (4) Includes three parcels of land held - for use and one behavioral health care hospital . PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) 12 30 Operators 28 States 199 Properties 2 Development projects 3 Land parcels PORTFOLIO Gross Real Property 85.3% $1.4B Loans Receivable 14.7% $0.3B # OF % OF % OF PROPERTY TYPE PROPERTIES INVESTMENT REVENUES Skilled Nursing 92 853,029$ 49.0% 69,087$ 29,991$ 58.7% Assisted Living 106 858,852 49.3% 68,641 — 40.7% Under Development (3) — 17,989 1.0% — — — Other (4) 1 11,360 0.7% 955 — 0.6% Total 199 1,741,230$ 100.0% 138,683$ 29,991$ 100.0% GROSS INCOME (1) RENTAL INVESTMENT TWELVE MONTHS ENDED DECEMBER 31, 2019 INCOME (2) INTEREST

SUPPLEMENTAL INFORMATION 4Q 2019 PORTFOLIO METRICS (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. SAME PROPERTY PORTFOLIO STATISTICS (1) STABILIZED PROPERTY PORTFOLIO (1) 13 ASSISTED LIVING TOTAL PORTFOLIO PAYOR SOURCE SNF PORTFOLIO PAYOR SOURCE SKILLED NURSING 58.4% 58.2% 12.5% 12.7% 29.1% 29.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2Q19 3Q19 Private Pay Medicare Medicaid 33.1% 32.4% 21.2% 21.2% 45.7% 46.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2Q19 3Q19 Private Pay Medicare Medicaid 1.38 1.31 1.83 1.75 78.6% 78.7% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2.00 2Q19 3Q19 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy (TRAILING TWELVE MONTHS THROUGH SEPTEMBER 30, 2019 AND JUNE 30, 2019) PORTFOLIO 1.22 1.21 1.44 1.43 86.9% 87.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 2Q19 3Q19 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy

SUPPLEMENTAL INFORMATION 4Q 2019 PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF DECEMBER 31, 2019) States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 14 PORTFOLIO * Behavioral health care hospital Skilled Nursing (92) Assisted Living (106) Other * (1) Under Development (2) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 23 1 1 2 3 4 1 2 4 2 1 5 6 17 5 2 7 7 4 8 7 4 3 13 7 5 1 22 2 5 10 1 1 1 1 2 1 1 1 1 1 2

SUPPLEMENTAL INFORMATION 4Q 2019 50.0% 19.2% 20.5% 7.3% 3.0% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro- SA 24 years 12 years 0 10 20 30 40 Skilled Nursing Assisted Living Years GROSS PORTFOLIO BY MSA (1) PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF DECEMBER 31, 2019, DOLLAR AMOUNTS IN THOUSANDS) (1) The MSA rank by population as of July 1, 2018, as estimated by the United States Census Bureau. Approximately 69% of our properties are in the top 100 MSAs. (1) Due to master leases with properties in multiple states, revenue by state is not available. (2) Includes one behavioral health care hospital and three parcels of land. 15 AVERAGE PORTFOLIO AGE (1) (1) As calculated from construction date or major renovation/expansion date . Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan . # OF STATE (1) PROPS % SNF % ALF % UDP % % Texas 40 284,697$ 16.4% 214,227$ 25.1% 70,470$ 8.2% —$ — —$ — Michigan 24 276,742 15.9% 256,660 30.1% 19,139 2.2% — — 943 8.3% Wisconsin 11 149,290 8.6% 13,946 1.6% 135,344 15.8% — — — — Colorado 16 114,923 6.6% 8,044 0.9% 106,879 12.4% — — — — California 7 103,240 5.9% 22,262 2.6% 80,978 9.4% — — — — Illinois 5 87,604 5.0% — — 87,604 10.2% — — — — Ohio 9 86,474 5.0% 54,000 6.3% 32,474 3.8% — — — — Florida 11 72,169 4.1% 32,865 3.9% 39,304 4.6% — — — — Kansas 11 71,505 4.1% 14,111 1.7% 57,394 6.7% — — — — Kentucky 3 62,715 3.6% 48,520 5.7% 14,195 1.7% — — — — All Others 62 431,871 24.8% 188,394 22.1% 215,071 25.0% 17,989 100.0% 10,417 91.7% Total 199 1,741,230$ 100.0% 853,029$ 100.0% 858,852$ 100.0% 17,989$ 100.0% 11,360$ 100.0% OTH (2) INVESTMENT GROSS PORTFOLIO

PORTFOLIO DIVERSIFICATION – OPERATORS

(AS OF DECEMBER 31, 2019, DOLLAR AMOUNTS IN THOUSANDS)

OPERATORS	# OF PROPS	ANNUALIZED INCOME GAAP [(1)]	%	CASH	%	GROSS INVESTMENT	%
Prestige Healthcare	24	$ 32,094	19.4%	$ 26,345	16.8%	$ 269,792	15.5%
Senior Lifestyle Corporation	23	20,217	12.2%	18,215	11.6%	191,283	11.0%
Senior Care Centers	11	14,603 [(2)]	8.8%	14,603 [(2)]	9.3%	138,109	7.9%
Anthem Memory Care	11	9,900 [(3)]	6.0%	9,900 [(3)]	6.3%	136,484	7.8%
Brookdale Senior Living	35	13,648	8.3%	13,722	8.8%	98,921	5.7%
Carespring Health Care Management	4	11,194	6.8%	9,748	6.2%	102,520	5.9%
Fundamental	7	8,409	5.1%	8,464	5.4%	75,795	4.4%
Traditions Senior Management	7	8,276	5.0%	8,535	5.4%	71,742	4.1%
Genesis Healthcare	6	8,154	4.9%	8,111	5.2%	50,004	2.9%
Juniper Communities	5	6,663	4.0%	6,480	4.1%	81,988	4.7%
All Others	66	32,073	19.5%	32,608	20.9%	524,592 [(4)]	30.1%
	199	$ 165,231	100.0%	$ 156,731	100.0%	$ 1,741,230	100.0%

(1) Represents annualized income for the month of December 2019 for leased properties, except for Senior Care, Anthem and Preferred Care as noted below, and annualized interest income from mortgage loans outstanding as of December 31, 2019.

(2) In December 2018, Senior Care Centers and numerous of its affiliates and subsidiaries ("Senior Care") filed for Chapter 11 bankruptcy resulting from lease terminations from certain landlords and on-going operational challenges. During 4Q19, the judge allowed Senior Care to assume LTC's master lease and Senior Care paid LTC the December 2018 unpaid rent, late fees and legal fees totaling approximately $1,600. Due to the uncertainty regarding Senior Care's emergence from bankruptcy, the amount reflects contractual annual cash rent.

(3) Anthem is currently being accounted for on a cash basis. See page 9 for Anthem disclosure.

(4) During 4Q19, we entered into multiple contracts to sell a majority of the properties operated by Preferred Care. The contracts are subject to standard due diligence and contingencies to close. As a result, the certainty of completing the sales of the properties is unknown. If those transactions are completed successfully, some closings could occur in 1Q20 and the remainder in 2Q20. Preferred Care is currently paying monthly rent of $55 which we are accounting for on a cash basis.

Operator	Ownership	Property Types	Properties	States
PRESTIGE	Privately Held	SNF/ALF/ILF Other Rehab	78 Properties	5 States
SENIOR LIFESTYLE	Privately Held	ALF/ILF/MC/SNF Short Term Stays	174 Properties	27 States
SENIOR CARE CENTERS	Privately Held	SNF/ALF	22 Properties	1 State
ANTHEM MEMORY CARE	Privately Held	Exclusively MC	12 Properties	4 States
BROOKDALE SENIOR LIVING	NYSE: BKD	ILF/ALF/MC Continuing Care	794 Properties	45 States
CARESPRING	Privately Held	SNF/ALF/ILF Transitional Care	13 Properties	2 States
FUNDAMENTAL	Privately Held	SNF/MC Hospitals & Other Rehab	86 Properties	10 States
TRADITIONS SENIOR MANAGEMENT	Privately Held	SNF/ALF/ILF	25 Properties	5 States
Genesis HealthCare	NYSE: GEN	SNF/ALF Senior Living	Nearly 400 Properties	26 States
JUNIPER COMMUNITIES	Privately Held	ALF/ILF/MC/SNF	21 Properties	3 States

SUPPLEMENTAL INFORMATION 4Q 2019 PORTFOLIO 16

SUPPLEMENTAL INFORMATION 4Q 2019 8.3% 2.4% 0.5% 2.0% 3.1% 5.5% 9.9% 49.6% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 18.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2020 2021 2022 2023 2024 2025 2026 Thereafter Leases Loans (As a % of Total Annual Income) (1) PORTFOLIO MATURITY (AS OF DECEMBER 31, 2019, DOLLAR AMOUNTS IN THOUSANDS) 17 Near Term Lease Maturities: • Four in 2020 with an annualized GAAP rent totaling $13.6 million (3) • Three in 2021 with an annualized GAAP rent totaling $4.0 million • One in 2022 with an annualized GAAP rent totaling $0.8 million As of December 31, 2019, approximately 94% of owned properties are covered under master leases and approximately 94% of rental revenues come from master leases or cross - default leases. (1) Includes annualized GAAP rent for leased properties, except for Anthem, Senior Care and Preferred Care, and annualized interest income from mortgage loans outstanding as of December 31 , 2019 . (2) Represents Brookdale maturing on 12 / 31 / 20 , with two 10 - year renewal options . PORTFOLIO % OF % OF % OF YEAR TOTAL TOTAL TOTAL 2020 13,648$ (2) 10.2% —$ — 13,648$ 8.3% 2021 3,958 2.9% — — 3,958 2.4% 2022 771 0.6% — — 771 0.5% 2023 3,332 2.5% — — 3,332 2.0% 2024 5,140 3.8% — — 5,140 3.1% 2025 9,087 6.8% — — 9,087 5.5% 2026 16,430 12.2% — — 16,430 9.9% Thereafter 82,005 61.0% 30,860 100.0% 112,865 68.3% Total 134,371$ 100.0% 30,860$ 100.0% 165,231$ 100.0% INCOME (1) INCOME (1) INCOME (1) RENTAL INTEREST ANNUAL

SUPPLEMENTAL INFORMATION 4Q 2019 Common Stock 72.0% Total Debt 28.0% ENTERPRISE VALUE (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SH ARES) CAPITALIZATION (1) Subsequent to December 31, 2019, we borrowed $18,000 under our unsecured revolving line of credit. Accordingly, we have $111 ,90 0 outstanding with $488,100 available for borrowing. (2) Represents outstanding balance of $600,300, net of debt issue costs of $812. (3) Closing price of our common stock as reported by the NYSE on December 31, 2019. (4) See page 22 for reconciliation of annualized adjusted EBITDA re . 18 FINANCIAL Bank borrowings - weighted average rate 3.1% (1) 93,900$ Senior unsecured notes, net of debt issue costs - weighted average rate 4.4% (2) 599,488 Total debt - weighted average rate 4.2% 693,388 28.0% No. of shares Common stock 39,751,704 44.77$ 1,779,684 72.0% 2,473,072$ 100.0% Add: Non-controlling interest 8,483 Less: Cash and cash equivalents (4,244) 2,477,311$ Debt to Enterprise Value 28.0% Debt to Annualized Adjusted EBITDAre (4) 4.6x DECEMBER 31, 2019 (3) CAPITALIZATION ENTERPRISE VALUE 12/31/19 DEBT EQUITY Closing Price TOTAL MARKET VALUE

SUPPLEMENTAL INFORMATION 4Q 2019 DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS) 19 LEVERAGE RATIOS COVERAGE RATIOS 4.6x 4.9x 4.5x 4.9x 4.3x 4.7x 4.4x 4.9x 0.0 2.0 4.0 6.0 8.0 Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges 4Q19 Annualized 2019 2018 2017 LINE OF CREDIT LIQUIDITY $93,900 $112,000 $96,500 $506,100 $488,000 $503,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2019 2018 2017 Balance Available 37.2% 28.0% 35.2% 28.0% 37.6% 28.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 2019 2018 2017 FINANCIAL (1) Subsequent to December 31, 2019, we borrowed $18,000 under our unsecured revolving line of credit. Accordingly, we have $111 ,90 0 outstanding with $488,100 available for borrowing. (1)

SUPPLEMENTAL INFORMATION 4Q 2019 Senior Unsecured Notes 86.5% Unsecured Line of Credit 13.5% $0 $0 $93,900 $0 $0 $0 $0 $0 $40,160 $47,160 $48,160 $49,160 $49,160 $49,500 $51,500 $265,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2020 2021 2022 2023 2024 2025 2026 Thereafter Unsecured Line Senior Unsecured Notes DEBT MATURITY (AS OF DECEMBER 31, 2019, DOLLAR AMOUNTS IN THOUSANDS) DEBT STRUCTURE (1) Subsequent to December 31, 2019, we borrowed $18,000 under our unsecured revolving line of credit. Accordingly, we have $111 ,90 0 outstanding with $488,100 available for borrowing. (2) Reflects scheduled principal payments. (3) Includes debt issue costs which are excluded in the senior unsecured notes balance on our Consolidated Balance Sheets shown o n p age 24. 20 FINANCIAL UNSECURED SENIOR LINE OF UNSECURED % OF YEAR CREDIT (1) NOTES (2) TOTAL TOTAL 2020 —$ 40,160$ 40,160$ 5.8% 2021 — 47,160 47,160 6.8% 2022 93,900 48,160 142,060 20.5% 2023 — 49,160 49,160 7.1% 2024 — 49,160 49,160 7.1% 2025 — 49,500 49,500 7.1% 2026 51,500 51,500 7.4% Thereafter — 265,500 265,500 38.2% Total 93,900$ 600,300$ (3) 694,200$ (3) 100.0%

FINANCIAL DATA SUMMARY

(DOLLAR AMOUNTS IN THOUSANDS)

	12/31/19	12/31/18	12/31/17
Gross real estate assets	$ 1,741,230	$ 1,666,842	$ 1,618,284
Net real estate investments	$ 1,390,915	$ 1,349,520	$ 1,309,996
Gross asset value	$ 1,864,705	$ 1,831,070	$ 1,774,024
Total debt [(1)]	$ 693,388	$ 645,029	$ 667,502
Total liabilities [(1)]	$ 728,783	$ 680,649	$ 706,922
Total equity	$ 785,426	$ 832,971	$ 758,648

(1) Includes outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs.

NON-CASH REVENUE COMPONENTS

	4Q19	1Q20 [(1)]	2Q20 [(1)]	3Q20 [(1)]	4Q20 [(1)]
Straight-line rent	$ 889	$ 831	$ 727	$ 593	$ 380
Amortization of lease incentives	(104)	(101)	(108)	(108)	(108)
Effective interest	1,481	1,523	1,555	1,549	1,477
Net	$ 2,266	$ 2,253	$ 2,174	$ 2,034	$ 1,749

(1) For leases and loans in place at December 31, 2019, assuming no renewals, modifications or replacements, and no new investments are added to our portfolio except for the subsequent acquisitions, lease extensions, completed development in 2020 and the leases on cash basis.

COMPONENTS OF RENTAL INCOME

	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,	
	2019	2018	2019	2018
Cash rent	$ 33,500 [(1)]	$ 32,279	$ 134,581 [(1)]	$ 127,947
Revenue related to real estate taxes reimbursed by the operator [(2)]	3,904	—	15,998	—
Straight-line rent	889 [(3)]	921	4,487 [(3)]	9,550
Straight-line rent write-off	—	—	(1,926) [(4)]	—
Amortization of lease incentives	(104) [(3)]	(441)	(385) [(3)]	(2,092)
Total rental income	$ 38,189	$ 32,759	$ 152,755	$ 135,405

(1) Increased due to acquisitions, developments and capital improvement projects partially offset by decreased rent from properties sold in 2018 and 2019 lease transitions.

(2) Per the provisions of the new GAAP lease standard, any lessor cost, paid by the lessor and reimbursed by the lessee, must be included as lease revenue. We have adopted the new lease standard using a modified retrospective approach as of January 1, 2019. Accordingly, we are not required to report this revenue stream for periods prior to January 1, 2019.

(3) Decrease is due to the adoption of the new GAAP lease standard, under which we wrote off straight-line rent and lease incentives related to certain operators.

(4) Represents the write-off of straight-line rent due to a lease termination and transition of two seniors housing communities to a new operator.

SUPPLEMENTAL INFORMATION 4Q 2019

FINANCIAL 21

SUPPLEMENTAL INFORMATION 4Q 2019 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA re AND FIXED CHARGES (1) Impairment charge on investments in unconsolidated joint ventures . (2) Represents net write - off of $ 1 , 880 of straight - line rent and other receivables related to two properties in Overland Park and Wichita, KS . (3) Gain from property insurance proceeds related to a property in Texas . (4) Represents (3) above and $ 1 , 350 deferred rent repayment from an operator offset by $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (5) Represents net write - off of earn - out liabilities and the related lease incentives . (6) Given we do not have preferred stock, our fixed - charge coverage ratio and interest coverage ratio are the same . 22 FINANCIAL Net income 12,631$ 80,872$ 155,076$ 87,340$ Add/Less: Loss (gain) on sale of real estate, net 4,630 (2,106) (70,682) (3,814) Add: Impairment charges 5,500 (1) 5,500 (1) — 1,880 (2) Add: Interest expense 7,578 30,582 30,196 29,949 Add: Depreciation and amortization 9,817 39,216 37,555 37,610 EBITDAre 40,156 154,064 152,145 152,965 Less: Non-recurring one-time items (2,111) (3) (1,535) (4) (3,074) (5) (842) (5) Adjusted EBITDAre 38,045$ 152,529$ 149,071$ 152,123$ Interest expense 7,578$ 30,582$ 30,196$ 29,949$ Add: Capitalized interest 167 608 1,248 908 Fixed charges (6) 7,745$ 31,190$ 31,444$ 30,857$ Annualized Adjusted EBITDAre 152,180$ Annualized Fixed Charges 30,980$ Debt (net of debt issue costs) 693,388$ 693,388$ 645,029$ 667,502$ Debt to Adjusted EBITDAre 4.6x * 4.5x 4.3x 4.4x Adjusted EBITDAreto Fixed Charges 4.9x * 4.9x 4.7x 4.9x * Represents annualized 4Q19 results. Loss (gains) on sale of real estate and non-recurring one-time items were not annualized. 12/31/2018 12/31/2017 12/31/2019 12/31/19 THREE MONTHS ENDED FOR THE YEAR ENDED

SUPPLEMENTAL INFORMATION 4Q 2019 INCOME STATEMENT DATA (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 23 FINANCIAL 2019 2018 2019 2018 Revenues Rental income (see page 21) 38,189$ 32,759$ 152,755$ 135,405$ Interest income from mortgage loans 7,683 7,290 29,991 28,200 Interest and other income 591 3,538 2,558 5,040 Total revenues 46,463 43,587 185,304 168,645 Expenses Interest expense 7,578 7,215 30,582 30,196 Depreciation and amortization 9,817 9,396 39,216 37,555 Provision for doubtful accounts 13 11 166 87 Transaction costs 90 65 365 84 Property tax expense 4,189 — 16,755 — General and administrative expenses 4,541 4,801 18,453 19,193 Total expenses 26,228 21,488 105,537 87,115 Other Operating Income (Loss) gain on sale of real estate, net (4,630) 7,984 2,106 70,682 Operating Income 15,605 30,083 81,873 152,212 Gain from property insurance proceeds 2,111 — 2,111 — Impairment loss from investments in unconsolidated joint ventures (5,500) — (5,500) — Income from unconsolidated joint ventures 415 761 2,388 2,864 Net Income 12,631 30,844 80,872 155,076 Income allocated to non-controlling interests (89) (78) (346) (95) Net income attributable to LTC Properties, Inc. 12,542 30,766 80,526 154,981 Income allocated to participating securities (93) (121) (391) (625) Net income available to common stockholders 12,449$ 30,645$ 80,135$ 154,356$ Earnings per common share: Basic $0.31 $0.78 $2.03 $3.91 Diluted $0.31 $0.77 $2.02 $3.89 Weighted average shares used to calculate earnings per common share: Basic 39,588 39,501 39,571 39,477 Diluted 39,775 39,864 39,759 39,839 Dividends declared and paid per common share $0.57 $0.57 $2.28 $2.28 (unaudited) (audited) THREE MONTHS ENDED DECEMBER 31, DECEMBER 31, TWELVE MONTHS ENDED

SUPPLEMENTAL INFORMATION 4Q 2019 CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, AUDITED) 24 FINANCIAL ASSETS Investments: Land $ 126,703 $ 125,358 Buildings and improvements   1,295,899   1,290,352 Accumulated depreciation and amortization   (312,642)   (312,959) Operating real estate property, net   1,109,960   1,102,751 Properties held-for-sale, net of accumulated depreciation: 2019—$35,113; 2018—$1,916   26,856   3,830 Real property investments, net   1,136,816   1,106,581 Mortgage loans receivable, net of loan loss reserve: 2019—$2,560; 2018—$2,447   254,099   242,939 Real estate investments, net   1,390,915   1,349,520 Notes receivable, net of loan loss reserve: 2019—$181; 2018—$128   17,927   12,715 Investments in unconsolidated joint ventures 19,003 30,615 Investments, net   1,427,845   1,392,850 Other assets: Cash and cash equivalents   4,244   2,656 Restricted cash — 2,108 Debt issue costs related to bank borrowings   2,164   2,989 Interest receivable   26,586   20,732 Straight-line rent receivable, net of allowance for doubtful accounts: 2019—$0; 2018—$746   45,703   73,857 Lease incentives 2,552 14,443 Prepaid expenses and other assets   5,115   3,985 Total assets $ 1,514,209 $ 1,513,620 LIABILITIES Bank borrowings $ 93,900 $ 112,000 Senior unsecured notes, net of debt issue costs: 2019—$812; 2018—$938   599,488   533,029 Accrued interest   4,983   4,180 Accrued expenses and other liabilities   30,412   31,440 Total liabilities   728,783   680,649 EQUITY Stockholders’ equity: Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2019—39,752; 2018—39,657   398   397 Capital in excess of par value   867,346   862,712 Cumulative net income   1,293,482   1,255,764 Cumulative distributions   (1,384,283)   (1,293,383) Total LTC Properties, Inc. stockholders’ equity   776,943   825,490 Non-controlling interests   8,483   7,481 Total equity   785,426   832,971 Total liabilities and equity $ 1,514,209 $ 1,513,620 DECEMBER 31, 2018DECEMBER 31, 2019

SUPPLEMENTAL INFORMATION 4Q 2019 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO AND FAD 25 (1) Gain from property insurance proceeds related to a property in Texas . (2) Represents net write - off of earn - out liabilities and the related lease incentives . (3) Represents (1) above and $ 1 , 350 net of deferred rent repayment from an operator offset by (4) below . (4) Represents $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (5) Represents (1) above and $ 1 , 350 net of deferred rent repayment from an operator . FINANCIAL 2019 2018 2019 2018 GAAP net income available to common stockholders 12,449$ 30,645$ 80,135$ 154,356$ Add: Depreciation and amortization 9,817 9,396 39,216 37,555 Add: Impairment charges 5,500 — 5,500 — Less: Gain on sale of real estate, net 4,630 (7,984) (2,106) (70,682) NAREIT FFO attributable to common stockholders 32,396 32,057 122,745 121,229 Add: Non-recurring items (1)(2) (2,111) (1) (3,074) (2) (1,535) (3) (3,074) (2) 30,285$ 28,983$ 121,210$ 118,155$ NAREIT FFO attributable to common stockholders 32,396$ 32,057$ 122,745$ 121,229$ Non-cash income: Less: Straight-line rental income (889) (921) (4,487) (9,550) Add: Amortization of lease costs 104 441 385 2,092 (Less)/Add: Other non-cash (income)/expense (1) — (3,074) (2) 1,926 (4) (3,074) (2) Less: Effective interest income from mortgage loans (1,481) (1,438) (5,842) (5,703) Less: Deferred income from unconsolidated joint ventures — (15) (18) (108) Net non-cash income (2,266) (5,007) (8,036) (16,343) Non-cash expense: Add: Non-cash compensation charges 1,627 1,486 6,565 5,870 Add: Non-cash interest related to earn-out liabilities — — — 377 Less: Capitalized interest (167) (398) (608) (1,248) Net non-cash expense 1,460 1,088 5,957 4,999 Funds available for distribution (FAD) 31,590 28,138 120,666 109,885 Less: Non-recurring income (2) (2,111) (1) — (3,461) (5) — Funds available for distribution (FAD) excluding non-recurring income 29,479$ 28,138$ 117,205$ 109,885$ $0.81 $0.81 $3.08 $3.06NAREIT Diluted FFO attributable to common stockholders per share FFO attributable to common stockholders excluding non-recurring income THREE MONTHS ENDED TWELVE MONTHS ENDED DECEMBER 31, DECEMBER 31,

SUPPLEMENTAL INFORMATION 4Q 2019 FOR THE THREE MONTHS ENDED DECEMBER 31, FFO/FAD attributable to common stockholders 32,396$ 32,057$ 31,590$ 28,138$ Non-recurring one-time items (2,111) (1) (3,074) (2) (2,111) (1) — FFO/FAD attributable to common stockholders excluding non-recurring income 30,285 28,983 29,479 28,138 Effect of dilutive securities: Participating securities 93 121 93 121 Diluted FFO/FAD assuming conversion 30,378$ 29,104$ 29,572$ 28,259$ 39,588 39,501 39,588 39,501 Effect of dilutive securities: Stock options 3 4 3 4 Performance based stock units (MSU) 184 203 184 203 Participating securities 164 156 164 156 Shares for diluted FFO/FAD per share 39,939 39,864 39,939 39,864 FOR THE TWELVE MONTHS ENDED DECEMBER 31, FFO/FAD attributable to common stockholders 122,745$ 121,229$ 120,666$ 109,885$ Non-recurring one-time items (1,535) (3) (3,074) (2) (3,461) (4) — FFO/FAD attributable to common stockholders excluding non-recurring income 121,210 118,155 117,205 109,885 Effect of dilutive securities: Participating securities 391 625 391 625 Diluted FFO/FAD assuming conversion 121,601$ 118,780$ 117,596$ 110,510$ 39,571 39,477 39,571 39,477 Effect of dilutive securities: Stock options 4 3 4 3 Performance based stock units (MSU) 184 203 184 203 Participating securities 162 156 162 156 Shares for diluted FFO/FAD per share 39,921 39,839 39,921 39,839 Shares for basic FFO/FAD per share 2019 2018 2018 Shares for basic FFO/FAD per share FFO FAD 2019 FFO FAD 2019 2018 2019 2018 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO PER SHARE 26 (1) Gain from property insurance proceeds related to a property in Texas . (2) Represents net write - off of earn - out liabilities and the related lease incentives . (3) Represents (1) above and $ 1 , 350 net of deferred rent repayment from an operator offset by $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (4) Represents (1) above and $ 1 , 350 net of deferred rent repayment from an operator . FINANCIAL

SUPPLEMENTAL INFORMATION 4Q 2019 Assisted Living Communities (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties . (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide . Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication . The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent : Rental revenue as defined by the lease agreement between us and the operator for the lease year . Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDA re”) : As defined by the National Association of Real Estate Investment Trusts (“ NAREIT”), EBITDA re is calculated as net income (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write - downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures . Funds Available for Distribution (“FAD”) : FFO excluding the effects of straight - line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non - cash compensation charges, capitalized interest and non - cash interest charges . Funds From Operations (“FFO”) : A s defined by NAREIT, net income available to common stockholders (computed in accordance with U . S . GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . GAAP Lease Yield : GAAP rent divided by the sum of the purchase price and transaction costs . GAAP Rent : Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term . GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income . Gross Asset Value : The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements . Gross Investment : Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions . Gross Investment is commonly referred to as undepreciated book value . Independent Living Communities (“ILF”) : Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on - site security and emergency response programs . Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers . ILFs are also known as retirement communities or seniors apartments . Interest Income : Represents interest income from mortgage loans and other notes . Licensed Beds/Units : The number of beds and/or units that an operator is authorized to operate at seniors housing and long - term care properties . Licensed beds and/or units may differ from the number of beds and/or units in service at any given time . Memory Care Communities (“MC”) : Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia . These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities . These facilities have staff available 24 hours a day to respond to the unique needs of their residents . Metropolitan Statistical Areas (“MSA”) : Based on the U . S . Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A metro area contains a core urban area of 50 , 000 or more population . MSAs 1 to 31 have a population of 20 . 3 M – 2 . 1 M . MSAs 32 to 100 have a population of 2 . 1 M – 0 . 6 M . MSAs less than 100 have a population of 0 . 5 M – 55 K . Cities in a Micro - SA have a population of 216 K – 13 K . Cities not in a MSA has population of less than 100 K . Mezzanine : In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure . Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value - add opportunities on existing operational properties . We seek market - based, risk - adjusted rates of return typically between 12 - 18 % with the loan term typically between four to eight years . Security for mezzanine loans can include all or a portion of the following credit enhancements ; secured second mortgage, pledge of equity interests and personal/corporate guarantees . Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements . 27 GLOSSARY GLOSSARY

SUPPLEMENTAL INFORMATION 4Q 2019 Micropolitan Statistical Areas (“Micro - SA”) : Based on the U . S . Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A micro area contains an urban core of at least 10 , 000 population . Mortgage Loan : Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage . Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves . When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower . Net Real Estate Assets : Gross real estate investment less accumulated depreciation . Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income : Straight - line rental income and amortization of lease inducement . Non - cash Compensation Charges : Vesting expense relating to stock options and restricted stock . Normalized EBITDAR Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent . Management fees are imputed at 5 % of revenues . Normalized EBITDARM Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent . Occupancy : The weighted average percentage of all beds and/or units that are occupied at a given time . The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time . Operator Financial Statements : Property level operator financial statements which are unaudited and have not been independently verified by us . Payor Source : LTC revenue by operator underlying payor source for the period presented . LTC is not a Medicaid or a Medicare recipient . Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage . Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us . Private Pay : Private pay includes private insurance, HMO, VA, and other payors . Purchase Price : Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date . An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets ; it is not a forced transaction (for example, a forced liquidation or distress sale) . Rental Income : Represents GAAP rent net of amortized lease inducement cost . Same Property Portfolio (“SPP”) : Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio . Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter - over - quarter comparison periods presented (excluding assets sold and assets held - for - sale) . Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP . Skilled Nursing Properties (“SNF”) : Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals . Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs . Stabilized : Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e . g . 80 % for SNFs and 90 % for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease - up . Under Development Properties (“UDP”) : Development projects to construct seniors housing properties . 28 GLOSSARY GLOSSARY